UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report: April 22, 2009

(Date of earliest event reported)

TEMPLE-INLAND INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, 3rd Floor

Austin, Texas 78746

(Address of Principal Executive Offices, including Zip code)

(512) 434-5800

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 22, 2009, Temple-Inland Inc. issued a press release announcing the company’s earnings for the quarter ended April 4, 2009. A copy of the press release is furnished as exhibit 99.1 of this report.

Item 7.01.	Regulation FD Disclosure.

On April 22, 2009, management of Temple-Inland Inc. participated in a conference call discussing the company’s earnings for the quarter ended April 4, 2009. A copy of the presentation materials used in the call is furnished as exhibit 99.2 of this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Temple-Inland Inc. on April 22, 2009, announcing the company’s earnings for the quarter ended April 4, 2009.

99.2	Presentation materials used by management of Temple-Inland Inc. in a conference call on April 22, 2009, discussing the company’s earnings for the quarter ended April 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: April 22, 2009	By:	/s/ Randall D. Levy
Name: Randall D. Levy
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Press release issued by Temple-Inland Inc. on April 22, 2009, announcing the company’s earnings for the quarter ended April 4, 2009	4
99.2	Presentation materials used by management of Temple-Inland Inc. in a conference call on April 22, 2009, discussing the company’s earnings for the quarter ended April 4, 2009	12

3